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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  October 2, 2006


                            THE PENN TRAFFIC COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


            001-9930                                      25-0716800
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    (Commission File Number)                   (IRS Employer Identification No.)


       1200 STATE FAIR BOULEVARD
          SYRACUSE, NEW YORK                              13221-4737
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (315) 453-7284
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On October 2, 2006, The Penn Traffic Company (the "Company") delivered an offer letter to Robert Panasuk with respect to his employment as Senior Vice President - Co-Chief Operating Officer of the Company (the "Offer Letter"), which offer was accepted by Mr. Panasuk on October 2, 2006. Pursuant to the Offer Letter, Mr. Panasuk's employment with the Company commenced on October 4, 2006.

            The Offer Letter provides that Mr. Panasuk's responsibilities will include Store Operations, Human Resources, Finance, Construction & Maintenance, Legal and Real Estate. Pursuant to the Offer Letter, Mr. Panasuk will be entitled to receive an annual salary of $375,000 as well as a sign-on bonus of $100,000 "grossed up," payable in three installments, the first installment of 50% to be payable upon his employment commencement date, the second installment of 25% to be payable three months thereafter and the final installment of 25% to be payable six months thereafter. In addition to participation in the Company's 401(K), health insurance and other employee benefits programs, Mr. Panasuk will be entitled to participate in the Company's Management Performance Incentive Program (Bonus), pursuant to which he will be eligible to receive 45% of his base salary up to a maximum of 90%. He will also be entitled to receive $15,000 "grossed up" after 60 days of employment for miscellaneous expenses associated with his relocation to central New York, as well as 52 weeks of severance.

            A copy of the Offer Letter is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

            By letter dated October 2, 2006 (the "Promotion Letter"), the Company offered Gregory J. Young, currently Senior Vice President - Chief Marketing & Distribution Officer of the Company, the opportunity to become Senior Vice President - Co-Chief Operating Officer, effective October 4, 2006. The Promotion Letter states that the position has the responsibility for merchandising, marketing, distribution, internal audit, information technology, wholesale/franchise operations, and bakery manufacturing, and carries an annual salary of $375,000. Mr. Young will continue to be entitled to receive the other benefits described in his existing agreement with the Company relating to his current position, the material terms of which were described under Item 1.01 of the Company's Current Report on Form 8-K filed on July 13, 2006.

            A copy of the Promotion Letter is attached as Exhibit 99.2 hereto and is incorporated by reference herein.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            Effective October 2, 2006, Robert Chapman, the Company's Chief Executive Officer and a member of its Board of Directors, resigned from his positions with the Company. In connection with his resignation, Mr. Chapman will receive the severance payments to which he is entitled under the Company's existing severance plan.

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            Effective  October 4, 2006,  Robert  Panasuk was appointed  Senior
Vice President - Co-Chief Operating Officer of the Company. Mr. Panasuk will report to Robert Kelly, Chairman of the Board of Directors of the Company. In connection with Mr. Panasuk's appointment, the Company delivered the Offer Letter, the material terms of which are described under Item 1.01 of this Current Report on Form 8-K and are incorporated herein by reference.

            Mr. Panasuk is 50 years old. Prior to his appointment, Mr. Panasuk was Executive Vice President - Merchandising, Marketing, Distribution of A&P from 2004 to 2005. From 2002 to 2004, he served as President of Waldbaum's Inc., and from 2001 to 2002 he was Executive Vice President - A& P Canada.

            Other than as disclosed in this Item 5.02, there have been no transactions between Mr. Panasuk or any member of his family and the Company since the beginning of the Company's last fiscal year. Additionally, there are no family relationships between Mr. Panasuk and any director or executive officer of the Company.

            Effective October 4, 2006, Gregory J. Young, the Company's Senior Vice President - Chief Marketing & Distribution Officer, was promoted to Senior Vice President - Co-Chief Operating Officer of the Company. Mr. Young will report to Robert Kelly, Chairman of the Board of Directors of the Company. In connection with Mr. Young's promotion, the Company delivered the Promotion Letter to Mr. Young, the material terms of which are described under
Item 1.01 of this Current Report on Form 8-K and are incorporated herein by reference.

            Mr. Young, who is 50 years old, has been Senior Vice President - Chief Marketing & Distribution Officer of the Company since July 17, 2006. The material terms of the agreement relating to his employment with the Company are described under Item 1.01 of the Company's Current Report on Form 8-K filed on July 13, 2006, which is incorporated by reference herein. Prior to 1999, Mr. Young served for more than 25 years in a number of management and other positions at the Company and its subsidiary, P&C Foods. From 1999 to 2000, he served as Vice President of Sales & Merchandising for A&P Super Foodmart, from 2000 to 2001, as Vice President of Store Operations and from 2001 to 2003, as Group Vice President/General Manager for A&P. From 2003 until he became associated with Penn Traffic as described above, Mr. Young served as an executive with C&S Wholesale Grocers, first as Vice President of Perishables and then as Vice President/General Manager of C&S Retail.

            Other than as disclosed in this Item 5.02, there have been no transactions between Mr. Young or any member of his family and the Company since the beginning of the Company's last fiscal year. Additionally, there are no family relationships between Mr. Young and any director or executive officer of the Company.

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ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (d) The following are attached as exhibits to this Current Report on Form 8-K:

                    EXHIBIT      DESCRIPTION
                    -------      -----------
                    99.1         Offer Letter,  dated October 2, 2006, between
                                 the Company and Robert Panasuk, accepted on October 2, 2006.

                    99.2 Promotion Letter, dated October 2, 2006, addressed to Gregory Young.








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                                   SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.




                                              THE PENN TRAFFIC COMPANY



                                              By:   /s/ Randy P. Martin
                                                  ----------------------------
                                                  Name:  Randy P. Martin
                                                  Title: Senior Vice President

Dated:  October 6, 2006



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                                 EXHIBIT INDEX



                  EXHIBIT      DESCRIPTION
                  -------      -----------

                  99.1 Offer Letter, dated October 2, 2006, between the Company and Robert Panasuk, accepted on October 2, 2006.

                  99.2         Promotion   Letter,   dated  October  2,  2006,
                               addressed to Gregory Young.



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